UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 12, 2019

 SELLAS Life Sciences Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 West 38th Street, 10th Floor New York, NY 10018
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 438-4353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLS	The Nasdaq Capital Market
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On July 12, 2019, the Company held its 2019 Annual Meeting of Stockholders ("Annual Meeting"). There were 15,979,372 shares, or approximately 63.47% of all outstanding shares of common stock, present in person or represented by proxy. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below. Proposals 1, 2 and 3 are considered to be “non-routine,” meaning that if a stockholder's broker did not receive instructions on how to vote a stockholder's shares on such non-routine matter, the broker did not have the authority to vote on the matter with respect to such shares. This is referred to as a “broker non-vote.” Proposal 4 is considered to be a “routine” matter; if a stockholder did not return voting instructions to the stockholder's broker for Proposal 4, the stockholder's shares were voted by the broker in its discretion.

Proposal 1

The Company’s stockholders re-elected the following nominee as a Class III director to the Board of Directors of the Company to hold office until the 2022 Annual Meeting of Stockholders.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Angelos M. Stergiou	3,099,811	1,734,859	11,144,702

Proposal 2

The Company’s stockholders approved the non-binding, advisory resolution on the executive compensation of the Company's named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,719,941	2,062,906	51,823	11,144,702

Proposal 3

The Company's stockholders approved the frequency of future stockholder advisory votes to approve the compensation of named executive officers every year.

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTES
3,104,406	101,977	265,208	1,363,079	11,144,702

Proposal 4

The Company's stockholders ratified the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,001,920	511,121	3,466,331	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date:	July 15, 2019	By:		/s/ Barbara A. Wood
			Name:	Barbara A. Wood
			Title:	Executive Vice President, General Counsel